UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Presentation Materials
News Release

Item 2.02 Results of Operations and Financial Condition.
     On January 19, 2007, Thomas C. Tiller, Chief Executive Officer, Bennett J. Morgan, President and Chief Operating Officer, Michael W. Malone, Vice President—Finance, Chief Financial Officer and Secretary, and other senior officers of Polaris Industries Inc. (the “Company”), will be presenting at the Polaris Analyst/Investor meeting in New York, New York. A copy of the materials prepared in connection with the analyst/investor presentation is furnished herewith as Exhibit 99.1. These materials are also available on the Company’s website at www.polarisindustries.com.
     The Company also issued a news release in connection with the presentation. A copy of the news release is furnished herewith as Exhibit 99.2
Item 7.01 Regulation FD Disclosure.
     The disclosures set forth in Item 2.02 above are hereby incorporated by reference into this Item 7.01.
     The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: January 19, 2007

POLARIS INDUSTRIES INC.
/s/Michael W. Malone Michael W. Malone
Vice President – Finance,
Chief Financial Officer and
Secretary of Polaris Industries Inc.

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation materials dated January 19, 2007

99.2	News release dated January 19, 2007

4